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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): JUNE 12, 2002


                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22433                 75-2692967
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM 5.  OTHER  EVENTS.

     On June 12, 2002, the Registrant issued a press release updating the market on the Providence Field development. The full text of the press release which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.


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ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits

               Item               Exhibit
               ----               -------

               99.1*              Press Release dated
                                  June 12, 2002.



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*    filed herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BRIGHAM  EXPLORATION  COMPANY



Date:  June 12, 2002                         By:    /s/  Curtis F. Harrell
                                                    --------------------------
                                                    Curtis  F.  Harrell
                                                    Executive Vice President &
                                                    Chief  Financial  Officer


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                                INDEX TO EXHIBITS

               Item Number              Exhibit
               -----------              -------

               99.1*                    Press Release dated
                                        June 12, 2002.


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